SUPPLEMENT DATED NOVEMBER 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Portfolio Optimization Aggressive-Growth summary prospectus dated August 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes will be effective on or about January 31, 2018 unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective upon the allocations to the PF Multi-Asset Fund being completed, the Annual Fund Operating Expenses tables and Examples tables are replaced with the tables below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses[1]	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.39%	2.14%	2.14%	1.64%	1.14%
Less Expense Reimbursement[2]	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.31%	2.06%	2.06%	1.56%	1.06%

[1]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[2]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that such recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	B	C	R	Advisor
1 year	$676	$709	$309	$159	$108
3 years	$958	$1,062	$662	$509	$354
5 years	$1,261	$1,342	$1,142	$884	$620
10 years	$2,120	$2,275	$2,466	$1,937	$1,379

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	B	C	R	Advisor
1 year	$676	$209	$209	$159	$108
3 years	$958	$662	$662	$509	$354
5 years	$1,261	$1,142	$1,142	$884	$620
10 years	$2,120	$2,275	$2,466	$1,937	$1,379

Forward Commitments Risk is deleted from and the following risks are added to the Principal Risks from Holdings in Underlying Funds subsection:

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•	Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

•	Interest Rate Risk: The value of fixed income investments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

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